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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 21, 1998



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


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
         District of Columbia                                l-7102                        52-0891669
         --------------------                                ------                        ----------
        (state or other juris-                             (Commission                  (I.R.S. Employee
       diction of incorporation)                          File Number)                Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                                          22071-3025
------------------------------------------------                                          ----------
         (Address of principal executive offices)                                         (Zip Code)
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Registrant's telephone number, including area code:         (703)709-6700
                                                            -------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial
                 Information and Exhibits.

         (c)     Exhibits

                 The following exhibits are filed herewith:

         1. Underwriting Agreement dated May 21, 1998, between the registrant and Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC.

         2. Form of Global Certificate for the 6.125% Collateral Trust Bonds, due 2005.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL RURAL UTILITIES COOPERATIVE
                                      FINANCE CORPORATION



                                   ------------------------
                                   Steven L. Lilly
                                   Senior Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer)


Dated:  May 27, 1998
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                                 EXHIBIT INDEX

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
Exhibit No.                       Description
-----------                       -----------
         1.               Underwriting Agreement dated May 21, 1998 between the registrant and Lehman Brothers Inc., J.P. Morgan
                          Securities Inc. and NationsBanc Montgomery Securities LLC.

         2.               Form of Global Certificate for the 6.125% Collateral Trust Bonds, due 2005.
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